[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Exhibit 10.46

THIRD AMENDMENT TO COLLABORATION AND LICENSE AGREEMENT
This THIRD AMENDMENT TO THE COLLABORATION AND LICENSE AGREEMENT (the “Third Amendment”) is entered into as of October 26, 2017 (the “Third Amendment Effective Date”) by and between Exelixis, Inc., a Delaware company having an address at 210 East Grand Avenue, South San Francisco, CA 94080, USA (“Exelixis”) and Ipsen Pharma SAS, a French corporation having an address at 65 Quai Georges Gorse, 92100 Boulogne-Billancourt, France (“Licensee”). Exelixis and Licensee may be referred to herein individually as a “Party” or collectively as the “Parties”.
RECITALS
WHEREAS, Exelixis and Licensee are parties to that certain Collaboration and License Agreement dated February 29, 2016, as amended by Amendment No. 1, dated effective December 20, 2016, and Amendment No. 2 dated effective September 14, 2017 (together, the “License Agreement”), under which the Parties have been collaborating on the development and commercialization of cabozantinib; and
WHEREAS, the Parties desire to enter into this Third Amendment to update certain definitions and manufacturing responsibilities under the License Agreement, all on the terms and conditions set forth below.
NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:
1.    DEFINITIONS
1.1    Unless otherwise defined in this Third Amendment, all capitalized terms have the meaning as defined in the License Agreement.
1.2    “Cost of Goods” Definition. The fourth sentence of Section 1.19 of the License Agreement is hereby amended and restated to read as follows:
“Direct labor costs shall include the cost of: [ * ].”

2.    MANUFACTURE AND SUPPLY
2.1    Manufacture and Supply. The third and fourth sentences of Section 7.1 of the License Agreement is hereby deleted in its entirety and replaced with the following:
“It is anticipated that Exelixis will supply commercial Product to Licensee in final, labeled packaged form. Exelixis shall be responsible for packaging and labeling for all countries in the Licensee Territory.”
3.    GENERAL PROVISIONS
3.1    Effect of Amendment. Except as expressly modified herein, all terms and conditions set forth in the License Agreement, as in effect on the Third Amendment Effective Date, shall remain in full force and effect.
3.2    Entire Agreement. The License Agreement as modified by this Third Amendment is both a final expression of the Parties’ agreement and a complete and exclusive statement with respect to its subject matter. They supersede all prior and contemporaneous agreements and communications, whether written or oral, of the Parties regarding this subject matter.
3.3    Severability. If, for any reason, any part of this Third Amendment is adjudicated invalid, unenforceable, or illegal by a court of competent jurisdiction, such adjudication shall not, to the extent feasible, affect or impair, in whole or in part, the validity, enforceability, or legality of any remaining portions of this Third Amendment. All remaining portions shall remain in full force and effect as if the original Third Amendment had been executed without the invalidated, unenforceable, or illegal part.
3.4    Counterparts; Electronic or Facsimile Signatures. This Third Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. This Third Amendment may be executed and delivered electronically or by facsimile and upon such delivery such electronic or facsimile signature will be deemed to have the same effect as if the original signature had been delivered to the other Party.
{SIGNATURE PAGE FOLLOWS}

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, the Parties hereto have caused this Third Amendment to be executed and entered into by their duly authorized representatives as of the Third Amendment Effective Date.

EXELIXIS, INC. By: /s/ Michael M. Morrissey Name: Michael M. Morrissey, Ph.D. Title: President and CEO	IPSEN PHARMA S.A.S By: /s/ Christophe Jean Name: Christophe Jean Title: EVP Corporate Strategy & Business Development

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.